Exhibit 4


                           EMMET, MARVIN & MARTIN, LLP
                               COUNSELLORS AT LAW

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
                                                                                                        177 MADISON AVENUE
                                                       120 BROADWAY                                MORRISTOWN, NEW JERSEY 07960
                                                                                                          (973) 538-5600
  WRITER'S DIRECT DIAL                           NEW YORK, NEW YORK 10271                               FAX: (973) 538-6448
                                                          ____
                                                                                                     1351 WASHINGTON BOULEVARD
                                                      (212) 238-3000                                         2ND FLOOR
                                                          _____                                  STAMFORD, CONNECTICUT 06902-4543
                                                                                                          (203) 425-1400
                                                   FAX: (212) 238-3100                                  FAX: (203) 425-1410
                                                http://www.emmetmarvin.com
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                                                July 30, 2004


The Bank of New York
  as Depositary
101 Barclay Street
New York, New York, 10286

Re:   American Depositary Receipts for Ordinary Shares of Mayne Group Limited
      -----------------------------------------------------------------------

Ladies and Gentlemen:

      We refer to the registration statement to be filed on Form F-6 under the Securities Act of 1933 (the "Registration Statement") by the legal entity created by the agreement (the "Deposit Agreement") for issuance of American Depositary Shares ("ADSs") evidenced by American Depositary Receipts ("ADRs") for ordinary shares of Mayne Group Limited for which you propose to act as Depositary.

      We are of the opinion that the ADSs covered by the Registration Statement, when issued in accordance with the terms of the Deposit Agreement, will, when sold, be legally issued and will entitle the holders thereof to the rights specified in the Deposit Agreement and the ADRs.

      This  opinion  may  be  used  by  you as an  exhibit  to the  Registration
Statement.

                                              Very truly yours,


                                              /s/ Emmet, Marvin & Martin, LLP
                                              ---------------------------------
                                              EMMET, MARVIN & MARTIN, LLP

                              THE BANK OF NEW YORK
                               101 Barclay Street
                            New York, New York 10286

                                                     July 30, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

                                           Re:  Registration Statement on
                                                Form F-6 filed on behalf of
                                                Mayne Group Limited
                                                Request for Acceleration

Ladies and Gentlemen:

                  The Bank of New York, as Depositary for securities against which American Depositary Receipts are to be issued, hereby requests the acceleration of the effectiveness date of the above registration statement by the Securities and Exchange Commission, pursuant to Section 8(a) of the Securities Act of 1933 to be declared effective as of 9:00 a.m., August 12, 2004 or as soon thereafter as practicable.



                                                     Very truly yours,

                                                     /s/ Andrew J. Zelter
                                                     --------------------------
                                                     Name: Andrew J. Zelter
                                                     Title: Managing Director